SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

USA TRUCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19858	71-0556971
(state Or Other Jurisdiction Of Incorporation Or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road Van Buren, Arkansas	72956
(address Of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 471-2500

Item 7. Financial	Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 News release issued by the registrant on April 22, 2004.

Item 12. Results	of Operations and Financial Condition

On April 22, 2004, the registrant issued a news release announcing its revenues and earnings for the first quarter of 2004. A copy of the news release is furnished as an exhibit to this Form 8-K.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA Truck, Inc. (Registrant)

Date: April 23, 2004	/s/ ROBERT M. POWELL

Robert M. Powell Chairman and Chief Executive Officer

Date: April 23, 2004	/s/ JERRY D. ORLER

Jerry D. Orler President

Date: April 23, 2004	/s/ CLIFTON R. BECKHAM

Clifton R. Beckham Sr. Vice President—Finance, Chief Financial Officer and Secretary